Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statements of Waste Connections, Inc. listed below of our report dated February 8, 2011 relating to the consolidated financial statements, financial statement schedule and the effectiveness of internal control over financial reporting, which appears in this Form 10-K:
Registration Statement (Form S-8 No. 333-170193) pertaining to the Third Amended and Restated 2004 Equity Incentive Plan of Waste Connections, Inc.
Registration Statement (Form S-8 No. 333-153621) pertaining to the Second Amended and Restated 2004 Equity Incentive Plan (as amended and restated) of Waste Connections, Inc.
Registration Statement (Form S-8 No. 333-42096) pertaining to the Second Amended and Restated 1997 Stock Option Plan of Waste Connections, Inc.;
Registration Statement (Form S-8 No. 333-72113) pertaining to the First Amended and Restated 1997 Stock Option Plan of Waste Connections, Inc.;
Registration Statement (Form S-8 No. 333-63407) pertaining to the 1997 Stock Option Plan of Waste Connections, Inc.;
Registration Statement (Form S-8 No. 333-83172) pertaining to the 2002 Stock Option Plan and 2002 Senior Management Equity Incentive Plan of Waste Connections, Inc.;
Registration Statement (Form S-8 No. 333-90810) pertaining to the 2002 Restricted Stock Plan;
Registration Statement (Form S-8 No. 333-102413) pertaining to the Consultant Incentive Plan;
Registration Statement (Form S-8 No. 333-117764) pertaining to the 2004 Equity Incentive Plan;
Registration Statement (Form S-4 No. 333-65615) pertaining to the 1998 registration of 3,000,000 shares;
Registration Statement (Form S-4 No. 333-83825) pertaining to the 1999 registration of 6,000,000 shares;
Registration Statement (Form S-3 No. 333-87269) pertaining to the 1999 registration of 534,815 shares; and
Registration Statement (Form S-3 No. 333-153617) pertaining to the 2008 secondary offering of common stock.
/s/ PricewaterhouseCoopers LLP
Sacramento, California
February 8, 2011